UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2021

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Athersys, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on June 15, 2021. Set forth below are the voting results for each of the matters submitted to a vote of the Company's stockholders at the Annual Meeting.
Proposal One - Election of Directors.
All nominees for election to the Company's Board of Directors named in the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2021 were elected, each to a one-year term, with the following vote:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Ismail Kola	89,533,059	17,642,043	1,806,544	61,405,486
John Harrington	90,024,762	17,071,689	1,885,195	61,405,486
Hardy TS Kagimoto	94,006,323	13,636,359	1,338,964	61,405,486
Katherine Kalin	96,683,111	9,797,710	2,500,825	61,405,486
Lorin Randall	83,619,933	23,040,035	2,321,678	61,405,486
Baiju Shah	99,056,121	7,791,238	2,134,287	61,405,486
Kenneth Traub	93,353,116	13,961,190	1,667,340	61,405,486
Jane Wasman	96,277,093	10,045,538	2,659,015	61,405,486
Jack Wyszomierski	85,598,535	20,952,408	2,430,703	61,405,486
Proposal Two - Ratification of the Appointment of the Company’s Independent Auditors.
The Company's stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 with the following vote:

For	Against	Abstain
165,428,592	3,460,110	1,498,430
Proposal Three - Approval of Amendment of the Company’s Certificate of Incorporation (the “Amendment”) to increase the number of shares of authorized common stock.
The Company’s stockholders approved the Amendment with the following vote:

For	Against	Abstain
127,461,762	41,872,384	1,052,986
Proposal Four - Approval, on an advisory basis, of Named Executive Officer Compensation.
The Company's stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers with the following vote:

For	Against	Abstain	Broker Non-Votes
61,032,147	44,833,704	3,115,795	61,405,486

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 16, 2021

ATHERSYS, INC.

By:	/s/ Ivor Macleod
Name: Ivor Macleod Title: Chief Financial Officer